Exhibit 10.19

FOREIGN OBLIGATIONS GUARANTEE

THIS FOREIGN OBLIGATIONS GUARANTEE (the “Guarantee”), dated as of January 23, 2008, by each of the signatories listed on the signature pages hereto and each of the other entities that becomes a party hereto pursuant to Section 19 (the “Foreign Obligations Guarantors”), in favor of the Goldman Sachs Credit Partners L.P., as Collateral Agent under the Credit Agreement for the benefit of the Foreign Obligations Secured Parties.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Credit Agreement, dated as of August 17, 2007 (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among Laureate Education Inc., a Maryland corporation (the “Parent Borrower”), Iniciativas Culturales de España S.L., a Spanish limited liability company (the “Foreign Subsidiary Borrower”), the lenders or other financial institutions or entities from time to time party thereto (the “Lenders”), Goldman Sachs Credit Partners L.P., as Administrative Agent, Collateral Agent, and Swingline Lender, Citicorp North America, Inc., as Syndication Agent, Goldman Sachs Credit Partners L.P. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Bookrunners, and the other Agents named therein; and

WHEREAS, pursuant to Section 6.2(iii)(A) of the Credit Agreement, the Foreign Obligations Guarantors shall execute and deliver this Guarantee to the Collateral Agent for the ratable benefit of the Foreign Obligations Secured Parties;

NOW, THEREFORE, in consideration of the foregoing, the Foreign Obligations Guarantors hereby agree with the Collateral Agent, for the ratable benefit of the Foreign Obligations Secured Parties, as follows:

1.             Defined Terms.

(a)           Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b)           The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section references are to Sections of this Guarantee unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

(c)           The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2.             Guarantee.

(a)           Subject to the provisions of Section 2(b), each of the Foreign Obligations Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Collateral Agent, for the ratable benefit of the Foreign

Obligations Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by required prepayment, acceleration, demand or otherwise) of the Foreign Obligations of anyone other than such Foreign Obligations Guarantor (including amounts that would become due but for operation of the automatic stay under 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).

(b)           Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Foreign Obligations Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount that can be guaranteed by such Foreign Obligations Guarantor under the Bankruptcy Code or any applicable laws relating to fraudulent conveyances, fraudulent transfers or the insolvency of debtors.

(c)           Each Foreign Obligations Guarantor further agrees to pay any and all expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by the Collateral Agent or any other Foreign Obligations Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Foreign Obligations and/or enforcing any rights with respect to, or collecting against, such Foreign Obligations Guarantor under this Guarantee.

(d)           Each Foreign Obligations Guarantor agrees that the Foreign Obligations may at any time and from time to time exceed the amount of the liability of such Foreign Obligations Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Collateral Agent or any other Foreign Obligations Secured Party hereunder.

(e)           No payment or payments made by the Parent Borrower, any of the Foreign Obligations Guarantors, any other guarantor or any other Person or received or collected by the Collateral Agent, the Administrative Agent or any other Foreign Obligations Secured Party from the Parent Borrower, any of the Foreign Obligations Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Foreign Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Foreign Obligations Guarantor hereunder, which shall, notwithstanding any such payment or payments, other than payments made by such Foreign Obligations Guarantor in respect of the Foreign Obligations or payments received or collected from such Foreign Obligations Guarantor in respect of the Foreign Obligations, remain liable for the Foreign Obligations up to the maximum liability of such Foreign Obligations Guarantor hereunder until the Foreign Obligations under the Credit Documents are paid in full and the Commitments thereunder are terminated and no Spanish Letters of Credit shall be outstanding or the Spanish Letters of Credit Outstanding have been Cash Collateralized, otherwise collateralized with “back to back” letters of credit or otherwise supported on terms satisfactory to the Collateral Agent.

(f)            Each Foreign Obligations Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Collateral Agent or any other Foreign Obligations Secured Party on account of its liability hereunder, it will notify the Collateral Agent in writing that such payment is made under this Guarantee for such purpose.

(g)           With respect to any Foreign Obligations Guarantor incorporated in Spain (each, a “Spanish Guarantor”), this Guarantee is personal, joint and several (“solidaria”), unconditional, abstract, autonomous and may be enforced upon first demand, for which reason each such Spanish Guarantor may not question whether or not the Foreign Obligations have been fulfilled.  Furthermore, each Spanish Guarantor expressly waives the benefits of order, division and exemption (“beneficios de orden, división y excusión”).

3.             Right of Contribution. Each Foreign Obligations Guarantor hereby agrees that to the extent that a Foreign Obligations Guarantor shall have paid more than its proportionate share of any payment made hereunder (including by way of set-off rights being exercised against it), such Foreign Obligations Guarantor shall be entitled to seek and receive contribution from and against any other Foreign Obligations Guarantor hereunder who has not paid its proportionate share of such payment.  Each Foreign Obligations Guarantor’s right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Foreign Obligations Guarantor to the Collateral Agent and the other Foreign Obligations Secured Parties, and each Foreign Obligations Guarantor shall remain liable to the Collateral Agent and the other Foreign Obligations Secured Parties up to the maximum liability of such Foreign Obligations Guarantor hereunder.

4.             Right of Set-off. In addition to any rights and remedies of the Foreign Obligations Foreign Obligations Secured Parties provided by law, each Foreign Obligations Guarantor hereby irrevocably authorizes each Foreign Obligations Secured Party at any time and from time to time following the occurrence and during the continuance of an Event of Default, without notice to such Foreign Obligations Guarantor or any other Foreign Obligations Guarantor, any such notice being expressly waived by each Foreign Obligations Guarantor, upon any amount becoming due and payable by such Foreign Obligations Guarantor hereunder (whether at stated maturity, by acceleration, demand or otherwise), to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Foreign Obligations Secured Party to or for the credit or the account of such Foreign Obligations Guarantor. Each Foreign Obligations Secured Party shall notify such Foreign Obligations Guarantor promptly of any such set-off and the appropriation and application made by such Foreign Obligations Secured Party, provided that the failure to give such notice shall not affect the validity of such set-off and application.

5.             No Subrogation. Notwithstanding any payment or payments made by any of the Foreign Obligations Guarantors hereunder or any set-off or appropriation and application of funds of any of the Foreign Obligations Guarantors by the Collateral Agent or any other Foreign Obligations Secured Party, no Foreign Obligations Guarantor shall be entitled to be subrogated to any of the rights (or if subrogated by operation of law, such Foreign Obligations Guarantor hereby waives such rights to the extent permitted by applicable law) of the Collateral Agent or any other Foreign Obligations Secured Party against the Parent Borrower or any other Foreign Obligations Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any other Foreign Obligations Secured Party for the payment of any of the Foreign Obligations, nor shall any Foreign Obligations Guarantor seek or be entitled to seek any contribution, indemnifications or reimbursement from the Parent Borrower or any other Foreign Obligations Guarantor or other guarantor in respect of payments made by such Foreign Obligations Guarantor hereunder in each case, until all amounts owing to the Collateral Agent and the other Foreign Obligations Secured Parties on account of the Foreign Obligations under the Credit Documents are paid in full and the Commitments thereunder are terminated and no Spanish Letters of Credit shall be outstanding or the Spanish Letters of Credit Outstanding have been Cash Collateralized, otherwise collateralized with “back to back” letters of credit or otherwise supported on terms satisfactory to the Collateral Agent. If any amount shall be paid to any Foreign Obligations Guarantor on account of such subrogation rights at any time when all the Foreign Obligations shall not have been paid in full, such amount shall be held by such Foreign Obligations Guarantor in trust for the Collateral Agent and the other Foreign Obligations Secured Parties, segregated from other funds of such Foreign Obligations Guarantor, and shall, forthwith upon receipt by such Foreign Obligations Guarantor, be turned over to the Collateral Agent in the exact form received by such Foreign Obligations Guarantor (duly indorsed by such Foreign Obligations Guarantor to the Collateral Agent, if required), to be applied against the Foreign Obligations, whether due or to become due, in such order as the Collateral Agent may determine. Each Foreign Obligations Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Foreign Obligations Guarantor may have against Parent Borrower or against any collateral or security, and any rights of contribution such Foreign Obligations Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights the Collateral Agent or any Foreign Obligations Secured Party may have against Parent Borrower, to all right, title and interest the Collateral Agent or any Foreign Obligations Secured Party may have in any such collateral or security, and to any right the Collateral Agent or any Foreign Obligations Secured Party may have against such other guarantor.

6.             Amendments, etc. with Respect to the Foreign Obligations; Waiver of Rights.  Each Foreign Obligations Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Foreign Obligations Guarantor and without notice to or further assent by any Foreign Obligations Guarantor, (a) any demand for payment of any of the Foreign Obligations made by the Collateral Agent or any other Foreign Obligations Secured Party may be rescinded by such party and any of the Foreign Obligations continued, (b) the Foreign Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Foreign Obligations Secured Party, (c) the Credit Agreement, the other Credit Documents, the Spanish Letters of Credit and any other documents executed and delivered in connection therewith and the Foreign Obligations Secured Hedge Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Foreign Obligations Secured Hedge Agreement, the party thereto) may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Foreign Obligations Secured Party for the payment of any of the Foreign Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Foreign Obligations Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Foreign Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any Foreign Obligations Guarantor, the Collateral Agent or any other Foreign Obligations Secured Party may, but shall be under no obligation to, make a similar demand on any Parent Borrower or any Foreign Obligations Guarantor or any other person, and any failure by the Collateral Agent or any other Foreign Obligations Secured Party to make any such demand or to collect any payments from any Parent Borrower or any Foreign Obligations Guarantor or any other person or any release of any Parent Borrower or any Foreign Obligations Guarantor or any other person shall not relieve any Foreign Obligations Guarantor in respect of which a demand or collection is not made or any Foreign Obligations Guarantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Foreign Obligations Secured Party against any Foreign Obligations Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

7.             Guarantee Absolute and Unconditional.

(a)           Each Foreign Obligations Guarantor waives any and all notice of the creation, contraction, incurrence, renewal, extension, amendment, waiver or accrual of any of the Foreign Obligations, and notice of or proof of reliance by the Collateral Agent or any other Foreign Obligations Secured Party upon this Guarantee or acceptance of this Guarantee. All Foreign Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, waived or accrued, in reliance upon this Guarantee, and all dealings between any Parent Borrower and any of the Foreign Obligations Guarantors, on the one hand, and the Collateral Agent and the other Foreign Obligations Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. To the fullest extent permitted by applicable law, each Foreign Obligations Guarantor waives diligence, promptness, presentment, protest and notice of protest, demand for payment or performance, notice of default or nonpayment, notice of acceptance and any other notice in respect of the Foreign Obligations or any part of them, and any defense arising by reason of any disability or any other defense of the Parent Borrower or any of the Foreign Obligations Guarantors with respect to the Foreign Obligations. Each Foreign Obligations Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection (this Guarantee is a primary obligation of each Foreign Obligations Guarantor and not merely a contract of surety) without regard to and hereby waives, to the fullest extent permitted by applicable law, any and all defenses that it may have arising in connection with, (a) the validity, regularity or enforceability of the Credit Agreement, any other Credit Document, any Spanish Letter of Credit, any Foreign Obligations Secured Hedge Agreement, any of the Foreign Obligations or any amendment to or waiver of, any provision of any thereof (including any change in time, place, manner, or place of payment, amendment, or waiver or increase thereof) or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any other Foreign Obligations Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance), including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, that may at any time be available to or be asserted by any Parent Borrower against the Collateral Agent or any other Foreign Obligations Secured Party or, (c) any other circumstance whatsoever (with or without notice to or knowledge of any Parent Borrower or such Foreign Obligations Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of any Parent Borrower for the Foreign Obligations, or of such Foreign Obligations Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Foreign Obligations Guarantor, the Collateral Agent and any other Foreign Obligations Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Parent Borrower or any other Person or against any collateral security or guarantee for the Foreign Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent or any other Foreign Obligations Secured Party to pursue such other rights or remedies or to collect any payments from any Parent Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Parent Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Foreign Obligations Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent and the other Foreign Obligations Secured Parties against such Foreign Obligations Guarantor.

(b)           This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Foreign Obligations Guarantor and the successors and assigns thereof and shall inure to the benefit of the Collateral Agent and the other Foreign Obligations Secured Parties and their respective successors, indorsees, transferees and assigns until all Foreign Obligations (other than any contingent indemnity obligations not then due) shall have been satisfied by payment in full, the Commitments thereunder shall be terminated and no Spanish Letters of Credit thereunder shall be outstanding (except to the extent that the Spanish Letters of Credit have been Cash Collateralized, otherwise collateralized with “back to back” letters of credit or otherwise supported on terms satisfactory to the Collateral Agent), notwithstanding that from time to time during the term of the Credit Agreement and any Foreign Obligations Secured Hedge Agreement the Credit Parties may be free from any Foreign Obligations.

(c)           A Foreign Obligations Guarantor shall automatically be released from its obligations hereunder and the Guarantee of such Foreign Obligations Guarantor shall be automatically released under the circumstances described in Section 14.1 of the Credit Agreement.

8.             Reinstatement.  This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Foreign Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Foreign Obligations Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Parent Borrower or any Foreign Obligations Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Parent Borrower or any Foreign Obligations Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

9.             Payments.  Each Foreign Obligations Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent without set-off or counterclaim in Dollars (based on the Dollar Equivalent amount of such Foreign Obligations on the date of payment) at the Collateral Agent’s Office.  Each Foreign Obligations Guarantor agrees that the provisions of Sections 5.4 and 14.19 of the Credit Agreement shall apply to such Foreign Obligations Guarantor’s obligations under this Guarantee.

10.          Representations and Warranties; Covenants.

(a)           Each Foreign Obligations Guarantor hereby represents and warrants that the representations and warranties set forth in Section 8 of the Credit Agreement as they relate to such Foreign Obligations Guarantor and in the other Credit Documents to which such Foreign Obligations Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects as of the Closing Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), and the Collateral Agent and each other Foreign Obligations Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

(b)           Each Foreign Obligations Guarantor hereby covenants and agrees with the Collateral Agent and each other Foreign Obligations Secured Party that, from and after the date of this Guarantee until the Foreign Obligations are paid in full, the Commitments are terminated and no Spanish Letter of Credit remains outstanding or the Spanish Letters of Credit Outstanding have been Cash Collateralized, otherwise collateralized with “back to back” letters of credit or otherwise supported on terms satisfactory to the Collateral Agent, such Foreign Obligations Guarantor shall take, or shall refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 9 or Section 10 of the Credit Agreement and so that no Default or Event of Default, is caused by any act or failure to act of such Foreign Obligations Guarantor or any of its Subsidiaries.

11.          Authority of the Collateral Agent.

(a)           The Collateral Agent enters into this Guarantee in its capacity as agent for the Foreign Obligations Secured Parties from time to time. The rights and obligations of the Collateral Agent under this Guarantee at any time are the rights and obligations of the Foreign Obligations Secured Parties at that time. Each of the Foreign Obligations Secured Parties has (subject to the terms of the Credit Documents) a several entitlement to each such right, and a several liability in respect of each such obligation, in the proportions described in the Credit Documents. The rights, remedies and discretions of the Foreign Obligations Secured Parties, or any of them, under this Guarantee may be exercised by the Collateral Agent. No party to this Guarantee is obliged to inquire whether an exercise by the Collateral Agent of any such right, remedy or discretion is within the Collateral Agent’s authority as agent for the Foreign Obligations Secured Parties.

(b)           Each party to this Guarantee acknowledges and agrees that any changes (in accordance with the provisions of the Credit Documents) in the identity of the persons from time to time comprising the Foreign Obligations Secured Parties gives rise to an equivalent change in the Foreign Obligations Secured Parties, without any further act. Upon such an occurrence, the persons then comprising the Foreign Obligations Secured Parties are vested with the rights, remedies and discretions and assume the obligations of the Foreign Obligations Secured Parties under this Guarantee. Each party to this Guarantee irrevocably authorizes the Collateral Agent to give effect to the change in Lenders contemplated in this Section 11(b) by countersigning an Assignment and Acceptance.

(c)           Each Foreign Obligations Guarantor acknowledges and agrees that it has adequate means to obtain information from the Parent Borrower and each other Foreign Obligations Guarantor on a continuing basis concerning the financial condition of the Parent Borrower and each other Foreign Obligations Guarantor and its ability to perform its obligations under the Credit Agreement, the other Credit Documents and any Foreign Obligations Secured Hedge Agreement, and each Foreign Obligations Guarantor assumes the responsibility of keeping informed of the financial condition of the Parent Borrower and each other Foreign Obligations Guarantor and all circumstances bearing upon the risk of nonpayment of the Parent Borrower and each other Foreign Obligations Guarantor. Each Foreign Obligations Guarantor hereby waives and relinquishes any duty on the part of the Collateral Agent to disclose any matter, fact or thing related to the Parent Borrower and each other Foreign Obligations Guarantor whether now or hereafter known.

12.          Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.2 of the Credit Agreement. All communications and notices hereunder to any Foreign Obligations Guarantor shall be given to it in care of the Parent Borrower at the Parent Borrower’s address set forth in Section 14.2 of the Credit Agreement.

13.          Counterparts.  This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Guarantee signed by all the parties shall be lodged with the Collateral Agent and the Parent Borrower.

14.          Severability. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

15.                               Integration. This Guarantee together with the other Credit Documents and each other document in respect of any Foreign Obligations Secured Hedge Agreement represent the agreement of each Foreign Obligations Guarantor and the Collateral Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Foreign Obligations Secured Party relative to the subject matter hereof not expressly set forth or referred to herein, in the other Credit Documents or, each other document in respect of any Foreign Obligations Secured Hedge Agreement.

16.                               Amendments in Writing; No Waiver; Cumulative Remedies.

(a)                                 None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in accordance with Section 14.1 of the Credit Agreement.

(b)                                 Neither the Collateral Agent nor any other Foreign Obligations Secured Party shall by any act (except by a written instrument pursuant to Section 16(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Foreign Obligations Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Foreign Obligations Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or any Foreign Obligations Secured Party would otherwise have on any future occasion.

(c)                                  The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

17.                               Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

18.                               Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Foreign Obligations Guarantor and shall inure to the benefit of the Collateral Agent and the other Foreign Obligations Secured Parties and their respective successors and assigns except that no Foreign Obligations Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Collateral Agent.

19.                               Additional Foreign Obligations Guarantors. Each Subsidiary of the Parent Borrower that is required to become a party to this Guarantee pursuant to Section 9.11 of the Credit Agreement shall become a Foreign Obligations Guarantor, with the same force and effect as if originally named as a Foreign Obligations Guarantor herein, for all purposes of this

Guarantee, upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex A hereto. The execution and delivery of any instrument adding an additional Foreign Obligations Guarantor as a party to this Guarantee shall not require the consent of any other Foreign Obligations Guarantor hereunder. The rights and obligations of each Foreign Obligations Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Foreign Obligations Guarantor as a party to this Guarantee (and any such assignment without such consent shall be null and void).

20.                               WAIVER OF JURY TRIAL.  EACH FOREIGN OBLIGATIONS GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

21.                               Submission to Jurisdiction; Waivers; Service of Process.  Each Foreign Obligations Guarantor hereby irrevocably and unconditionally:

(a)                                 submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b)                                 consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                                  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Foreign Obligations Guarantor in care of the Parent Borrower at the Parent Borrower’s address set forth in the Credit Agreement, and such Person hereby irrevocably authorizes and directs the Parent Borrower to accept such service on its behalf;

(d)                                 agrees that nothing herein shall affect the right of the Collateral Agent or any other Foreign Obligations Secured Party to effect service of process in any other manner permitted by law or shall limit the right of the Collateral Agent or any other Foreign Obligations Secured Party to sue in any other jurisdiction; and

(e)                                  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 21 any special, exemplary, punitive or consequential damages.

22.                               GOVERNING LAW.  THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY,

AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer or other representative as of the day and year first above written.

LAUREATE EDUCATION, INC., as a Foreign Obligations Guarantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Senior Vice President, General Counsel

ICE INVERSIONES BRAZIL, SL, as a Foreign Obligations Guarantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Sole Director

INVERSIONES EN EDUCATION LIMITADA, as a Foreign Obligations Guarantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Sole Director

LAUREATE EDUCATION MEXICO, S. DE R.L. DE C.V., as a Foreign Obligations Guarantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Authorized Representative

LAUREATE EDUCATION PERU S.R.L., as a Foreign Obligations Guarantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Authorized Representative

LAUREATE HONDURAS S. DE R.L. DE C.V., as a Foreign Obligations Guarantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Authorized Representative

LAUREATE I BV, as a Foreign Obligations Guarantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Managing Director

LAUREATE INTERNATIONAL BV, as a Foreign Obligations Guarantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Managing Director

LAUREATE INTERNATIONAL COSTA RICA, SRL, as a Foreign Obligations Guarantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Authorized Representative

LIUF, SAS, as a Foreign Obligations Guarantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Authorized Representative

ONLINE HIGHER EDUCATION BV, as a Foreign Obligations Guarantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Managing Director

LAUREATE PANAMA, S.A., as a Foreign Obligations Guarantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Authorized Representative

LAUREATE CHILE LIMITADA, as a Foreign Obligations Guarantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Authorized Representative

INICIATIVAS CULTURALES DE ESPAÑA S.L., as a Foreign Obligations Guarantor with respect to Foreign Obligations of any Credit Party other than the Foreign Subsidiary Borrower

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Sole Director

GOLDMAN SACHS CREDIT PARTNERS L.P., as Collateral Agent

By:	/s/ Bruce H. Mendelsohn
	Name:	Bruce H. Mendelsohn
	Title:	Authorized Signatory

Laureate Education, Inc. – Foreign Obligations Guarantee